EXHIBIT 32.1

EIGHTCO HOLDINGS INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Eightco Holdings Inc. (the “Company”), each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023	/s/ Brian McFadden
Brian McFadden
Chief Executive Officer
(Principal Executive Officer)

Date: November 14, 2023	/s/ Brett Vroman
Brett Vroman
Chief Financial Officer
(Principal Financial Officer)